SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT /X/

                           CHECK THE APPROPRIATE BOX:
                         / / PRELIMINARY PROXY STATEMENT
                         / / DEFINITIVE PROXY STATEMENT
                       /X/ DEFINITIVE ADDITIONAL MATERIALS
                    / / SOLICITING MATERIAL UNDER RULE 14A-12

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

                        PAYMENT OF FILING FEE (CHECK THE
                               APPROPRIATE BOX):

                              /X/ NO FEE REQUIRED.
       / / FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1)
                                   AND 0-11.
       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
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        2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
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  3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
                      PURSUANT TO EXCHANGE ACT RULE 0-11:
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              4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
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                               5) TOTAL FEE PAID:

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               / / FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

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                // CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS
                  PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND
                IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE
   WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT
           NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                           1) AMOUNT PREVIOUSLY PAID:
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               2) FORM, SCHEDULE, OR REGISTRATION STATEMENT NO.:
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                                3) FILING PARTY:
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                                 4) DATE FILED:
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